Causeway Global Value NextShares

The NASDAQ Stock Market LLC

CGVIC

Summary Prospectus

January 25, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.causewayfunds.com/fund-documents. You can also get this information at no cost by calling 1-866-947-7000 or by sending an e-mail request to causewayfunds@seic.com. The Fund’s prospectus and statement of additional information, both dated January 25, 2019, are incorporated by reference into this summary prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), we will no longer mail paper copies of the shareholder reports of the Fund, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the website for Causeway ETMF Trust (Trust) (www.causewayfunds.com/fund-documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or call 1-866-947-7000 (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-947-7000. Your election to receive reports in paper will apply to all funds held with the Trust or through your financial intermediary.

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital and income.

Fees and Expenses

Shareholder Transaction Fees

(fees paid directly from your investment): None

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund. The table and example below do not reflect commissions that a shareholder may be required to pay directly to a broker or other financial intermediary when buying or selling shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a

percentage of the value of your investment)

Management Fees	0.80%
Other Expenses	6.27%
Total Annual Fund Operating Expenses	7.07%
Expense Reimbursement(1)	6.02%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%
(1)

Under the terms of an expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, interest, taxes, distribution plan expenses, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of the Fund’s average daily net assets. The expense limit agreement will remain in effect until January 31, 2020 and may only be terminated earlier by the Fund’s Board of Trustees or upon termination of the Fund’s investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the expense limit agreement through January 31, 2020 only, and assumes no expense limit after that time. Investors may pay brokerage commissions on their purchases and sales of Fund

CAUSEWAY GLOBAL VALUE NEXTSHARES	1

shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$107	$1,547

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal period, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies and Risks

What are the Fund’s principal investment strategies?

The Fund invests primarily in common stocks of companies in developed countries outside the U.S. and of companies in the U.S. Normally, the Fund invests the majority of its total assets in companies that pay dividends or repurchase their shares.

The Fund may invest up to 25% of its total assets in companies in emerging (less developed) markets. Under normal circumstances, the Fund will invest at least 40% of its total assets in a number of countries outside the U.S. The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S. The Fund considers a country to be an emerging market if the country is included in the MSCI Emerging Markets Index.

When investing the Fund’s assets, the Investment Adviser follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of companies throughout the developed and emerging markets, the Investment Adviser uses quantitative market capitalization and valuation screens to narrow the potential investment candidates to approximately 4,000 securities. To select investments, the Investment Adviser then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. The Investment Adviser also applies a proprietary quantitative risk model to adjust return forecasts based on risk assessments. Using a value style means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

The Investment Adviser considers whether a company has each of the following value characteristics in purchasing or selling securities for the Fund:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market

•	Financial strength

Generally, price-to-earnings ratio and yield are the most important factors.

The Fund may invest in companies of any market capitalization, and is not required to invest a minimum amount and is not limited to investing a maximum amount in companies in any particular country.

About NextShares

The Fund is a NextShares fund, which is a new type of actively managed exchange-traded product operating pursuant to an order issued by the SEC granting an exemption from certain provisions of the Investment Company Act of 1940, as amended. As a new type of fund, NextShares funds have limited operating histories and there can be no guarantee that an active trading market for shares of NextShares funds will develop.

Individual shares of a NextShares fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer (Broker) that offers NextShares funds, and may not be directly purchased or redeemed from the NextShares fund. As a new type of fund, NextShares funds initially may be offered by a limited number of Brokers. Trading prices of shares of NextShares funds are directly linked to the fund’s next-computed net asset value per share (NAV), which is normally determined as of 4:00 p.m. Eastern time. Buyers and sellers of shares of a NextShares fund on a trading day will not know the value of their purchases and sales until NAV is determined at the end of the trading day.

Trading prices of shares of a NextShares fund will vary from NAV by a market-determined trading cost (i.e., a premium or discount to NAV), which may be zero. The premium or discount to NAV at which shares of a NextShares fund trade are determined at the time of trade execution. The amount of the premium or discount will depend on market factors, such as the

2	CAUSEWAY GLOBAL VALUE NEXTSHARES

supply and demand for shares from investors; transaction fees and other costs associated with creating and redeeming Creation Units (as defined below) of shares; competition among market makers; the share inventories and inventory strategies of market makers; and the volume of share trading. Due to, among other factors, the international nature of the Fund’s holdings, limited trading activity in shares of the Fund, the Fund’s fixed and variable transaction fees and lack of competition among market makers, the amount of the premium investors must pay to buy shares has been, and is expected to continue to be, higher than the premium for many exchange-traded funds (ETFs) and other NextShares funds. Reflecting these and other market factors, prices of shares in the secondary market may be above, at or below NAV. See Investing in the Funds — Buying and Selling Shares in the prospectus for important information about how to buy and sell shares of the Fund.

How NextShares Funds Compare to Mutual Funds: Mutual fund shares may be purchased and redeemed directly from the issuing fund for cash at the fund’s next determined NAV. Shares of NextShares funds, by contrast, are purchased and sold primarily in the secondary market. Because trading prices of shares of a NextShares fund may vary from NAV (the variance is also referred to as a premium or discount to NAV), and because commissions may apply, NextShares funds may be more expensive to buy and sell than mutual funds. Like shares of mutual funds, shares of NextShares funds may be bought or sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders.

Relative to investing in mutual funds, investing in a NextShares fund offers certain potential advantages that may, provided sufficient scale is achieved, benefit performance and tax efficiency. These potential advantages include: (a) a single class of shares with no sales loads or distribution (Rule 12b-1) or service fees; (b) lower transfer agency expenses; (c) reduced trading costs and cash drag in connection with shareholder inflows and outflows; and (d) lower capital gains distributions. Potential advantages, if any, depend on the Fund achieving sufficient scale with active creation and redemption activity and the Fund being able to use in-kind redemptions to achieve greater tax efficiency. There can be no assurance that any potential advantage can or will be achieved, particularly until the Fund achieves sufficient scale. To the extent the Fund meets redemptions partially in cash, the Fund may be less tax efficient than NextShares funds that meet redemptions entirely in kind. Further, because NextShares funds do not pay sales loads or distribution (Rule 12b-1) or service fees, their appeal to financial intermediaries may be limited to distribution arrangements that do not rely upon such payments.

How NextShares Funds Compare to ETFs: Similar to shares of ETFs, shares of NextShares funds are issued and redeemed only in specified large aggregations (Creation Units) by or through Authorized Participants (i.e., broker-dealers or institutional investors that have entered into agreements with the fund’s distributor) and trade throughout the day on an exchange. Unlike shares of ETFs, trading prices of shares of NextShares funds are directly linked to the fund’s next end-of-day NAV rather than determined at the time of trade execution. Put another way, NextShares funds do not offer opportunities to transact intraday at currently determined (as opposed to end-of-day) prices.

Unlike actively managed ETFs, NextShares funds are not required to disclose their full holdings on a daily basis, thereby protecting fund shareholders against the potentially dilutive effects of other market participants front-running the fund’s trades. The NAV-based trading employed for shares of NextShares funds provides investors with trade execution cost transparency and the ability to restrict their trading costs using limit orders. This feature of NextShares funds distinguishes them from ETFs, for which the variance between market prices and underlying portfolio values is not always known by individual investors and cannot be controlled by them. For more information, see Additional Information about NextShares in the prospectus.

What are the main risks of investing in the Fund?

Market and Selection Risk. As with a mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment strategies. The Investment Adviser’s use of quantitative screens and techniques may be adversely affected if it relies on erroneous or outdated data. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

Foreign and Emerging Markets Risks. Because the Fund invests a significant portion of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Value Stock Risk. Value stocks, including those selected by the Investment Adviser for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. The Fund’s value discipline sometimes prevents or limits investments in stocks that are in its benchmark index, the MSCI ACWI Index (Gross).

Dividend-Paying Stock Risk. Dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. The prices of dividend-paying stocks may decline as interest rates increase. In addition,

CAUSEWAY GLOBAL VALUE NEXTSHARES	3

issuers of dividend-paying stocks typically have discretion to defer or stop paying dividends. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.

Share Trading Risks. The nature of how Fund shares trade raises additional risks, including market trading risk, contingent pricing risk, cash transactions risk and Authorized Participant concentration risk, as described below.

Market Trading Risks: Individual Fund shares may be purchased and sold only on a national securities exchange or an alternative trading system through a Broker, and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that the listing of Fund shares will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions in addition to the premium/discount to NAV and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below the Fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced when you sell shares at a discount or buy shares at a premium to NAV. Due to, among other factors, the international nature of the Fund’s holdings, limited trading activity in shares of the Fund, the Fund’s fixed and variable transaction fees and lack of competition among market makers, the amount of the premium investors must pay to buy shares has been, and is expected to continue to be, higher than the premium for many ETFs and other NextShares funds.

Contingent Pricing Risks: Trading prices of Fund shares are directly linked to the Fund’s next-computed NAV, which is normally determined as of 4:00 p.m. Eastern Time each business day. Buyers and sellers of shares will not know the value of their purchases and sales until the Fund’s NAV is determined at the end of the trading day. Like mutual funds, the Fund does not offer opportunities to transact intraday at currently determined (as opposed to end-of-day) prices. Trade prices are contingent upon the determination of NAV and may vary significantly from anticipated levels (including estimates based on intraday indicative values disseminated by the Fund) during periods of market volatility. Although limit orders can be used to restrict differences between trade prices and NAV (i.e., premiums and discounts to NAV), they cannot be used to control or limit absolute trade execution prices.

Cash Transactions Risk: In certain instances, the Fund may effect creations and redemptions partly or wholly for cash, rather than in kind. Because the Fund may effect redemptions for cash, rather than through in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, and it may subsequently recognize gains on such sales that the Fund might not have recognized if it had distributed portfolio securities in kind. As a result, an investment in the Fund may be less tax-efficient than if it effected redemptions principally in kind. Moreover, cash transactions may have to be carried out over several days if the market for any of the Fund’s portfolio holdings is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares.

Authorized Participant Concentration Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund may have relationships with a limited number of institutions that act as Authorized Participants. To the extent these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, shares of the Fund may trade at a discount to NAV and possibly face trading halts and/or delisting.

See Investment Risks beginning on page 24 of the prospectus for more information about the risks associated with the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be an appropriate investment if you:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

•	Are seeking to diversify a portfolio of equity securities to include foreign securities, including emerging markets, as well as U.S. securities.

•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities, including emerging markets securities.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital and income.

Performance

The Fund commenced investment operations in April 2018 and does not have a full calendar year of performance to present. Once it has been in operation for a full calendar year, a bar chart and performance table will be provided showing some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance from year to year

4	CAUSEWAY GLOBAL VALUE NEXTSHARES

and by showing how the Fund’s average annual returns for relevant periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) will not necessarily indicate how it will perform in the future. For current performance information, please visit www.causewayfunds.com.

Portfolio Management

Investment Adviser

Causeway Capital Management LLC

Portfolio Managers

The Fund is managed by the following team of portfolio managers:

Sarah H. Ketterer, chief executive officer and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since its inception in 2018.

Harry W. Hartford, president and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since its inception in 2018.

James A. Doyle, a director of the Investment Adviser, has served on the Fund’s portfolio management team since its inception in 2018.

Jonathan P. Eng, a director of the Investment Adviser, has served on the Fund’s portfolio management team since its inception in 2018.

Conor Muldoon, a director of the Investment Adviser, has served on the Fund’s portfolio management team since its inception in 2018.

Foster Corwith, a director of the Investment Adviser, has served on the Fund’s portfolio management team since its inception in 2018.

Alessandro Valentini, a director of the Investment Adviser, has served on the Fund’s portfolio management team since its inception in 2018.

Ellen Lee, a director of the Investment Adviser, has served on the Fund’s portfolio management team since its inception in 2018.

Steven Nguyen, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2019.

Purchase and Sale of Fund Shares:

Buying and Selling Shares in the Secondary Market. Shares of the Fund are listed and available for trading on The NASDAQ Stock Market LLC (Listing Exchange) during the Listing Exchange’s core trading session (generally 9:30 am to 4:00 pm Eastern Time). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules and developed systems to support trading in Fund shares. Fund shares may be purchased and sold in the secondary market only through a Broker. When buying or selling shares, you may incur trading commissions or other charges determined by your Broker. The Fund does not impose any minimum investment for shares of the Fund purchased in the secondary market, although Brokers may impose their own minimum transaction requirements.

Buying and selling Fund shares is similar in most respects to buying and selling shares of ETFs and listed stocks. Throughout each trading day, market makers post on an exchange bids to buy shares and offers to sell shares. Buyers and sellers submit trade orders through their Brokers. The executing trading venue matches orders received from Brokers against market maker quotes and other orders to execute trades, and reports the results of completed trades to the parties to the trades, member firms and market data services. Completed trades in Fund shares clear and settle like trades in ETF shares and listed stock trades, with settlement normally occurring on the second following business day (T+2). Orders to buy and sell Fund shares that are not executed on the day the order is submitted are automatically cancelled as of the close of trading that day.

Trading in Fund shares differs from buying and selling shares of ETFs and listed stocks in four key respects:

•	how intraday prices of executed trades and bids and offers posted by market makers are expressed;

•	how you determine the number of shares to buy or sell if you seek to transact in an approximate dollar amount;

•	what limit orders mean and how limit prices are expressed; and

•	how and when the final prices of executed trades are determined.

Intraday Prices and Quote Display Format. The intraday price of executed trades and bids and offers quoted for Fund shares are all expressed relative to the Fund’s next determined NAV, rather than as an absolute dollar price. As noted above, the Fund’s NAV is normally determined as of 4:00 p.m. Eastern Time each business day. As an illustration, shares of the Fund may be quoted intraday at a best bid of “NAV -$0.01” and a best offer of “NAV +$0.02.” A buy order executed at the quoted offer price would, in this example, be priced at two cents over the Fund’s NAV on the trade date. If the last trade in Fund shares was priced at two cents over NAV (the current best offer), it would be displayed as “NAV +$0.02.”

CAUSEWAY GLOBAL VALUE NEXTSHARES	5

Bid and offer quotes and prices of Fund shares in NAV-based format can be accessed intraday on Broker terminals using the Fund’s ticker symbol. Market data services may display bid and offer quotes and trade prices in NAV-based format or in “proxy price” format, in which NAV is represented as 100.00 (as opposed to the actual NAV) and premiums/discounts to NAV are represented by the same difference from 100.00 (to illustrate, NAV-$0.01 would be shown as 99.99 and NAV+$0.02 as 100.02). Historical information about the Fund’s trading costs and trading spreads is provided at www.nextshares.com.

Sizing Buy and Sell Orders. Shares of a NextShares fund may be purchased and sold in specified share or dollar quantities, although not all Brokers may accept dollar-based orders. In share-based orders, you specify the number of Fund shares to buy or sell. Like share-based ETF and listed stock orders, determining the number of Fund shares to buy or sell if you seek to transact in an approximate dollar amount requires dividing the intended purchase or sale amount by the estimated price per share. To assist buyers and sellers in estimating transaction prices, the Fund makes available at intervals of not more than 15 minutes during the Listing Exchange’s regular trading session an indicative estimate of the Fund’s current portfolio value per share (Intraday Indicative Value or IIV). IIVs can be accessed at www.nextshares.com and may also be available from Brokers and market data services.

The price of a transaction in Fund shares can be estimated as the sum of the most recent IIV and the current bid (for sales) or offer (for purchases). If, for example, you seek to buy approximately $15,000 of Fund shares when the current IIV is $19.98 and the current offer is NAV +$0.02, you should place an order to buy 750 shares (= $15,000 ÷ $20.00). And if you seek to sell approximately $15,000 of Fund shares when the current IIV is $19.98 and the current bid is NAV -$0.01, you should sell 751 shares (≈ $15,000 ÷ $19.97).

Because IIVs are estimates and will generally differ from NAV, they cannot be used to calculate the precise dollar value of a prescribed number of shares to be bought or sold. Investors should understand that share transaction prices are based on the Fund’s next determined NAV, and that NAVs may vary significantly from IIVs during periods of intraday market volatility.

Limit Orders. A “limit order” is an order placed with a Broker to buy or sell a prescribed number of shares at a specified price or better. In entering limit orders to buy or sell Fund shares, limit prices are expressed relative to NAV (i.e., NAV +$0.02, NAV -$0.01), rather than as an absolute dollar price. By using limit orders, buyers and sellers of shares of a NextShares fund can restrict their trading costs in a manner not available for ETFs.

6	CAUSEWAY GLOBAL VALUE NEXTSHARES

Although limit orders can be used to restrict differences between trade prices and NAV (i.e., premiums and discounts), they cannot be used to control or limit absolute trade execution prices.

Final Prices of Executed Trades. The premium or discount to NAV at which Fund shares trade is determined at the time of trade execution, with the final price contingent upon the determination of NAV at the end of the trading day. If, for example, an order to buy or sell shares executes at NAV +$0.02 and the Fund’s NAV on the day of the trade is $20.00, the final trade price is $20.02.

The premium or discount to NAV at which Fund shares trade depends on market factors, including the balance of supply and demand for shares among investors, transaction fees and other costs associated with creating and redeeming Creation Units, competition among market makers, the share inventory positions and inventory strategies of market makers, and the volume of share trading. Due to, among other factors, the international nature of the Fund’s holdings, limited trading activity in shares of the Fund, the Fund’s fixed and variable transaction fees and lack of competition among market makers, the amount of the premium investors must pay to buy shares has been, and is expected to continue to be, higher than the premium for many ETFs and other NextShares funds. NextShares funds do not offer investors the opportunity to buy and sell intraday at currently determined (as opposed to end-of-day) prices. Buyers and sellers of shares will not know the final trade price of executed trades until the Fund’s NAV is determined at the end of the trading day. Trading prices of shares may be above, at or below NAV, and may vary significantly from NAV during periods of market volatility.

Transactions Directly with the Fund. The Fund issues and redeems shares only in Creation Unit blocks of 50,000 shares or multiples thereof. Creation Units may be purchased or redeemed only by or through Authorized Participants, which are Brokers or institutional investors that have entered into agreements with the Fund’s distributor for this purpose. The Fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (Basket) that the Fund specifies each business day. The Fund’s Basket may not, and is not intended to, be representative of current holdings and likely will diverge, and may diverge significantly, from current portfolio positions. The Fund imposes transaction fees on Creation Units issued and redeemed to offset the estimated cost to the Fund of processing the transaction and converting the Basket to or from the desired portfolio composition. For more information, see Investing in the Funds — Buying and Selling Shares in the prospectus.

Tax Information: Distributions from the Fund are generally taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a Broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

CAUSEWAY GLOBAL VALUE NEXTSHARES	7

CCM-SM-009-0200

8	CAUSEWAY GLOBAL VALUE NEXTSHARES